UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
July 7, 2009
(Date of Report/Date of Earliest Event Reported)
American Airlines, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-2691 (Commission File Number)	13-1502798 (I.R.S. Employer Identification No.)
4333 Amon Carter Blvd.
Fort Worth, Texas 76155
(Address of principal executive offices)
Registrant’s telephone number, including area code: (817) 963-1234
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03 Creation of a Direct Financial Obligation
Item 9.01 Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
EX-1.1
EX-4.2
EX-4.3
EX-4.4
EX-4.5
EX-4.6
EX-4.7
EX-4.8
EX-4.9
EX-5.1
EX-5.2
EX-5.3
EX-8.1
EX-23.1
EX-23.2
EX-23.3
EX-99.1

Item 2.03 Creation of a Direct Financial Obligation
     On July 7, 2009, (i) American Airlines, Inc (“American”), a wholly-owned subsidiary of AMR Corporation, and U.S. Bank Trust National Association, as subordination agent (the “Subordination Agent”), pass through trustee under the pass through trust newly formed by American (the “Trustee”) and loan trustee (the “Loan Trustee”) entered into four separate but substantially identical participation agreements (each, a “Participation Agreement” and, collectively, the “Participation Agreements”) and (ii) American, the Subordination Agent, the Trustee, U.S. Bank National Association, as escrow agent (the “Escrow Agent”) under the Escrow Agreement (as defined below), and U.S. Bank Trust National Association as paying agent (the “Paying Agent”) under the Escrow Agreement, entered into a Note Purchase Agreement (the “Note Purchase Agreement”). The Participation Agreements provide for the issuance by American of equipment notes (the “Owned Aircraft Series A Equipment Notes”) in the aggregate principal amount of $153,678,000, secured by four Boeing 777-223ER aircraft (each, an “Owned Aircraft”) delivered new to American from 1999 to 2000. The Note Purchase Agreement, subject to certain terms and conditions, provides for the future issuance by American of equipment notes (the “New Aircraft Series A Equipment Notes” and, together with the Owned Aircraft Series A Equipment Notes, the “Series A Equipment Notes”) in the aggregate principal amount of $366,432,000 to be secured by 16 new Boeing 737-823 aircraft (each, a “New Aircraft” and, together with the Owned Aircraft, the “Aircraft”) to be selected by American from a pool of 59 new Boeing 737-823 aircraft scheduled for delivery to American from July 2009 to October 2010. Pursuant to the Participation Agreements, upon the financing of each Owned Aircraft on July 7, 2009, the Trustee purchased the related Series A Equipment Notes issued under an Indenture and Security Agreement (each, an “Owned Aircraft Indenture” and, collectively, the “Owned Aircraft Indentures”) entered into by American and the Loan Trustee with respect to such Owned Aircraft. Pursuant to the Note Purchase Agreement and the form of Participation Agreement (“Form of Participation Agreement”) and form of Indenture and Security Agreement (“Form of Indenture” and, together with the Owned Aircraft Indentures, the “Indentures”), each attached as an exhibit thereto, at the financing of each New Aircraft, the Trustee will enter into a Participation Agreement substantially in the form of the Form of Participation Agreement and will purchase the related Series A Equipment Notes to be issued under an Indenture and Security Agreement substantially in the form of the Form of Indenture to be entered into by American and the Loan Trustee with respect to such New Aircraft. The Form of Participation Agreement and the Participation Agreements and the Form of Indenture and the Owned Aircraft Indentures are substantially identical in all material respects, except for differences set forth in Schedule I (filed herewith as Exhibit 99.1).
     Each Indenture contemplates the issuance of the related Series A Equipment Notes bearing interest at the rate of 10.375% per annum, in the aggregate principal amount (once all New Aircraft Series A Equipment Notes have been issued) equal to $520,110,000. The Series A Equipment Notes will be purchased by the Trustee, using the proceeds from the sale of Pass Through Certificates, Series 2009-1A (the “Class A Certificates”).
     Pending the purchase of the New Aircraft Series A Equipment Notes, proceeds in the aggregate amount of $366,432,000 from the sale of the Class A Certificates were placed in escrow by the Trustee pursuant to the Escrow and Paying Agent Agreement, dated as of July 7, 2009, among the Escrow Agent, the Paying Agent, the Underwriters (as defined below) and the Trustee (the “Escrow Agreement”). The escrowed funds were deposited with The Bank of New York Mellon (the “Depositary”) pursuant to the Deposit Agreement, dated July 7, 2009, between the Escrow Agent and the Depositary relating to the Class A Certificates.
     The interest on the Series A Equipment Notes and the escrowed funds is payable semiannually on each January 2 and July 2, beginning on January 2, 2010. The principal payments on the Series A Equipment Notes are scheduled for payment on January 2 and July 2 in certain years, beginning on January 2, 2010. Final payments will be due on July 2, 2019. Maturity of the Series A Equipment Notes may be accelerated upon the occurrence of certain events of default, including failure by American (in some cases after notice or the expiration of a grace period, or both) to make payments under the applicable Indenture when due or to comply with certain covenants, as well as certain bankruptcy events involving American. The Series A Equipment Notes issued with respect to each Aircraft will be secured by a lien on such Aircraft and also will be cross-collateralized by the other Aircraft financed pursuant to the offering of the Class A Certificates.
     The Class A Certificates were registered for offer and sale pursuant to the Securities Act of 1933, as amended (the “Securities Act”), under American’s shelf registration statement on Form S-3 (File Nos. 333-136563 and 333-136563-01), (the “Registration Statement”). The Class A Certificates were sold pursuant to the Underwriting Agreement, dated June 29, 2009, among American and Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated, as representatives of the underwriters named therein (the “Underwriters”). For a more detailed description of the agreements and instruments entered into by American with respect to the Class A Certificates, see the disclosure under the captions “Description of the Certificates”, “Description of the Deposit Agreement”, “Description of the Escrow Agreement”, “Description of the Class A Liquidity Facility”, “Description of the Intercreditor Agreement”, “Description of the Equipment Notes” and “Underwriting” contained in American’s final Prospectus Supplement, dated June 29, 2009 (the “Prospectus Supplement”), to the Prospectus, dated August 11, 2006, filed with the Securities and Exchange Commission on July 1, 2009 pursuant to Rule 424(b) under the Securities Act, which disclosure is hereby incorporated herein by reference and is qualified in its entirety by reference to the relevant exhibit filed herewith.
     This Current Report also is being filed for the purpose of filing as exhibits to the Registration Statement the documents listed in Item 9.01 below, which are hereby incorporated by reference in the Registration Statement.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits:
     The Exhibit Index attached to this Current Report is hereby incorporated by reference. The documents listed on the Exhibit Index are filed as Exhibits with reference to the Registration Statement. The Registration Statement and the Prospectus Supplement relate to the offering of the Class A Certificates.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

American Airlines, Inc.
Date: July 7, 2009	By:	/s/ Kenneth W. Wimberly
Kenneth W. Wimberly
Corporate Secretary

EXHIBIT INDEX

Exhibit	Description
1.1	Underwriting Agreement, dated June 29, 2009, among Morgan Stanley & Co. Incorporated and Goldman, Sachs & Co., as representatives of the underwriters named therein, and American Airlines, Inc.

4.1	Pass Through Trust Agreement, dated as of March 21, 2002, between American Airlines, Inc. and U.S. Bank Trust National Association (as successor to State Street Bank and Trust Company Connecticut, National Association) (Filed as Exhibit 4.3 to American Airlines, Inc.’s Registration Statement on Form S-3, File No. 333-84292, and incorporated herein by reference)

4.2	Trust Supplement No. 2009-1A, dated as of July 7, 2009, between American Airlines, Inc. and U.S. Bank Trust National Association, as Trustee, to Pass Through Trust Agreement

4.3	Revolving Credit Agreement, dated as of July 7, 2009, between U.S. Bank Trust National Association, as Subordination Agent (as agent and trustee for the trustee of American Airlines Pass Through Trust 2009-1A), as Borrower, and Natixis S.A., acting via its New York Branch, as Liquidity Provider

4.4	Intercreditor Agreement, dated as of July 7, 2009, among U.S. Bank Trust National Association, as Trustee of the American Airlines Pass Through Trust 2009-1A, Natixis S.A., acting via its New York Branch, as Class A Liquidity Provider, and U.S. Bank Trust National Association, as Subordination Agent

4.5	Deposit Agreement, dated as of July 7, 2009, between U.S. Bank National Association, as Escrow Agent, and The Bank of New York Mellon, as Depositary

4.6	Escrow and Paying Agent Agreement, dated as of July 7, 2009, among U.S. Bank National Association, as Escrow Agent, Goldman, Sachs & Co, Morgan Stanley & Co. Incorporated and Calyon Securities (USA) Inc., as Underwriters, U.S. Bank Trust National Association, not in its individual capacity, but solely as Pass Through Trustee for and on behalf of American Airlines Pass Through Trust 2009-1A, and U.S. Bank Trust National Association, as Paying Agent

4.7	Note Purchase Agreement, dated as of July 7, 2009 among American Airlines, Inc., U.S. Bank Trust National Association, as Pass Through Trustee for and on behalf of American Airlines Pass Through Trust 2009-1A, U.S. Bank Trust National Association, as Subordination Agent, U.S. Bank National Association, as Escrow Agent, and U.S. Bank Trust National Association, as Paying Agent

4.8	Form of Participation Agreement (Participation Agreement among American Airlines, Inc., U.S. Bank Trust National Association, as Pass Through Trustee under each of the Pass Through Trust Agreements then in existence, U.S. Bank Trust National Association, as Subordination Agent, U.S. Bank Trust National Association, as Loan Trustee, and U.S. Bank Trust National Association, in its individual capacity as set forth therein) (Exhibit B to Note Purchase Agreement)*

4.9	Form of Indenture and Security Agreement (Indenture and Security Agreement between American Airlines, Inc., and U.S. Bank Trust National Association, as Loan Trustee) (Exhibit C to Note Purchase Agreement)*

4.10	Form of Pass Through Trust Certificate, Series 2009-1A (included in Exhibit A to Exhibit 4.2)

4.11	Form of Series 2009-1 Equipment Notes (included in Section 2.01 of Exhibit 4.9)*

5.1	Opinion of Debevoise & Plimpton LLP, special counsel to American Airlines, Inc.

5.2	Opinion of Shipman & Goodwin LLP, Hartford, Connecticut, special counsel to U.S. Bank Trust National Association

5.3	Opinion of Gary F. Kennedy, Esq., Senior Vice President and General Counsel of American Airlines, Inc.

8.1	Tax Opinion of Debevoise & Plimpton LLP, special counsel to American Airlines, Inc.

23.1	Consent of Aircraft Information Systems, Inc.

23.2	Consent of BK Associates, Inc.

23.3	Consent of Morten Beyer & Agnew, Inc.

23.4	Consent of Debevoise & Plimpton LLP, special counsel to American Airlines, Inc. (included in Exhibits 5.1 and 8.1)

23.5	Consent of Shipman & Goodwin LLP, Hartford, Connecticut, special counsel to U.S. Bank Trust National Association (included in Exhibit 5.2)

23.6	Consent of Gary F. Kennedy, Esq., Senior Vice President and General Counsel of American Airlines, Inc. (included in Exhibit 5.3)

99.1	Schedule I*

*	Pursuant to Instruction 2 to Item 601 of Regulation S-K, Exhibit 99.1 filed herewith contains a list of documents applicable to the financing of the Owned Aircraft in connection with the offering of the Class A Certificates, which documents are substantially identical to those filed herewith as Exhibits 4.8, 4.9 and 4.11. Exhibit 99.1 sets forth the details by which such documents differ from the corresponding Exhibits.